UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2009

WHX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2394	13-3768097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite N222, White Plains, New York		10604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 461-1300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

As previously reported by WHX Corporation (the “Company”) under Part II, Item 5 of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2009, the Company’s wholly owned subsidiaries Handy & Harman (“H&H) and Bairnco Corporation (“Bairnco”) amended certain of their credit agreements with their respective lenders, effective as of July 31, 2009 and August 18, 2009, respectively.  This Current Report on Form 8-K is being filed for the purpose of including as exhibits copies of the foregoing amendments to the credit agreements of H&H and Bairnco.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibits

4.1	Amendment No. 24 to the Loan and Security Agreement by and among Handy & Harman and its subsidiaries, and Wachovia Bank, National Association, as agent, dated as of July 31, 2009.

4.2	Consent and Amendment No. 19 to the Loan and Security Agreement by and among Handy & Harman and its subsidiaries, and Steel Partners II, L.P., dated as of July 31, 2009.

4.3
Amendment No. 5 to the Credit Agreement and Consent by and among Bairnco, Arlon, Inc., Arlon Viscor Ltd., Arlon Signtech, Ltd., Kasco Corporation, and Southern Saw Acquisition Corporation, as borrowers, and Wells Fargo Foothill, Inc., as the arranger and administrative agent for the lenders thereunder, dated as of August 18, 2009.

4.4
Amendment No. 5 and Consent to the Credit Agreement by and among Bairnco, Arlon, Inc., Arlon Viscor Ltd., Arlon Signtech, Ltd., Kasco Corporation, and Southern Saw Acquisition Corporation, as borrowers, and Ableco Finance LLC, as administrative agent for the lenders thereunder, dated as of August 18, 2009.

4.5
Second Amendment and Consent to Amended and Restated Credit Agreement, by and among Bairnco, Arlon, Inc., Arlon Viscor Ltd., Arlon Signtech, Ltd., Kasco Corporation, and Southern Saw Acquisition Corporation, as borrowers, and Steel Partners II, L.P. as lender, dated as of August 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHX CORPORATION

Dated: August 27, 2009	By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Chief Financial Officer and Senior Vice President

Exhibit No.	Exhibits

4.1	Amendment No. 24 to the Loan and Security Agreement by and among Handy & Harman and its subsidiaries, and Wachovia Bank, National Association, as agent, dated as of July 31, 2009.

4.2	Consent and Amendment No. 19 to the Loan and Security Agreement by and among Handy & Harman and its subsidiaries, and Steel Partners II, L.P., dated as of July 31, 2009.

4.3
Amendment No. 5 to the Credit Agreement and Consent by and among Bairnco, Arlon, Inc., Arlon Viscor Ltd., Arlon Signtech, Ltd., Kasco Corporation, and Southern Saw Acquisition Corporation, as borrowers, and Wells Fargo Foothill, Inc., as the arranger and administrative agent for the lenders thereunder, dated as of August 18, 2009.

4.4
Amendment No. 5 and Consent to the Credit Agreement by and among Bairnco, Arlon, Inc., Arlon Viscor Ltd., Arlon Signtech, Ltd., Kasco Corporation, and Southern Saw Acquisition Corporation, as borrowers, and Ableco Finance LLC, as administrative agent for the lenders thereunder, dated as of August 18, 2009.

4.5
Second Amendment and Consent to Amended and Restated Credit Agreement, by and among Bairnco, Arlon, Inc., Arlon Viscor Ltd., Arlon Signtech, Ltd., Kasco Corporation, and Southern Saw Acquisition Corporation, as borrowers, and Steel Partners II, L.P. as lender, dated as of August 18, 2009.